UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2026

Utz Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38686	85-2751850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Utz Brands, Inc. (the “Company”) was held on April 23, 2026.
Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the Company’s stockholders voted on three proposals. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”).
Present at the Annual Meeting in person or by proxy were holders representing 134,394,777 total shares of the Company's Class A Common Stock and the Company’s Class V Common Stock, which holders represented approximately 93.47% of the voting power of the Company’s stock issued and outstanding and entitled to vote at the Annual Meeting, constituting a quorum. A brief description and the final vote results for the matters submitted to a vote at the Annual Meeting follow.
1.The Company’s stockholders elected each of the following four directors nominated by the Company’s Board of Directors (the “Board”) to serve as the Class III directors on the Board for a term expiring at the Company’s 2029 annual meeting of stockholders and until his or her successor is elected and qualified, based upon the votes set forth in the below table:

Nominee	Votes For	Withheld	Broker Non-Votes
Timothy Brown	105,853,175	19,583,014	8,958,588
Christina Choi	111,024,786	14,411,403	8,958,588
Roger Deromedi	122,278,983	3,157,206	8,958,588
Dylan Lissette	122,486,093	2,950,096	8,958,588

2.The Company’s stockholders approved a non-binding, advisory resolution to approve executive compensation as described in the Proxy Statement, based upon the votes set forth in the below table:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,546,516	2,608,560	281,113	8,958,588

3.The Company’s stockholders approved the ratification of the selection by the Audit Committee of the Board of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2027, based upon the votes set forth in the below table:

Votes For	Votes Against	Abstentions
130,506,082	3,626,556	262,139

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utz Brands, Inc.

Dated: April 27, 2026
By: /s/ William Kelley
Name: William Kelley
Title: Executive Vice President, Chief Financial Officer